MUTUAL INDEMNIFICATION AGREEMENT
                        --------------------------------
                               (KDCH, DMB and A&B)

         This Mutual Indemnification Agreement (the "Agreement") is made as of August 30, 2006, by and among (a) KUKUI`ULA DEVELOPMENT COMPANY (HAWAII),
LLC, a Hawaii limited liability company (the "KDCH Guarantor"), (b) DMB KUKUI`ULA LLC, an Arizona limited liability company, and DMB COMMUNITIES LLC, an Arizona limited liability company (jointly and severally, the "DMB Guarantors"), and (c) ALEXANDER & BALDWIN, INC., a Hawaii corporation (the "A&B Guarantor"). The KDCH Guarantor, the DMB Guarantors, and the A&B Guarantor, are each referred to herein as a "party", and collectively as the "parties" or the "Guarantors."

                                    RECITALS:

         A. KDCH Guarantor is planning, developing, permitting, subdividing, and constructing on approximately 1,000 acres of real property situated at Koloa, County and Island of Kauai, State of Hawaii, a mixed use resort community known as "KUKUI`ULA", and in connection with the planning, development, permitting, subdivision, construction, and sales of certain planned improvements at Kukui`ula the KDCH Guarantor has requested that SAFECO INSURANCE COMPANY OF AMERICA, GENERAL INSURANCE COMPANY OF AMERICA, FIRST NATIONAL INSURANCE COMPANY OF AMERICA, SAFECO NATIONAL INSURANCE COMPANY, and any other persons or entities which any of them may procure to act as surety or co-surety on any bonds or any other person or entity who executes a bond at the request of any of them (collectively herein called the "Sureties") furnish certain bonds, undertakings, guaranties and/or contractual obligations in connection with the planning, development, permitting, subdivision, construction, and sales of Kukui`ula (collectively called the "Bonds").

         B. DMB Kukui`ula LLC, an Arizona limited liability company ("DMB Kukui`ula"), is the managing member of KDCH Guarantor.

         C. DMB Communities II LLC, an Arizona limited liability company, is the sole member of DMB Kukui`ula.

         D. DMB Communities LLC, an Arizona limited liability company ("DMB Communities") is the majority member of DMB Communities II LLC.

         E. A&B Guarantor is the ultimate parent company of KDC, LLC, a Hawaii limited liability company, who is a member of KDCH Guarantor holding a 50% membership interest therein.

         F. As an inducement for and as a condition of Sureties' agreement to issue the requested Bonds to KDCH Guarantor, the Sureties have required and the KDCH Guarantor, the DMB Guarantors, and the A&B Guarantor have each executed that certain Indemnity Agreement dated as of August 30, 2006, in favor of Sureties (the "Indemnity Agreement").

         G. By virtue of the Indemnity Agreement, the Guarantors have jointly and severally promised the Sureties that (1) all premiums for each of the Bonds issued by Sureties will be paid as such premium falls due (collectively the "Premiums"), and (2) to indemnify and exonerate Sureties from and against any and all loss, costs and expense of whatever kind, including unpaid premiums, interest, court costs and reasonable attorneys' fees, as well as any expense incurred or sustained by reason of making any investigation which it may incur or sustain as a result of or in connection with the furnishing of the Bonds, the assumption of obligations of the Sureties and/or the enforcement of the Indemnity Agreement (collectively called a "Loss").

         In consideration of the matters described above, and of the mutual benefits and obligations set forth in this Agreement, the KDCH Guarantors, the DMB Guarantors, and the A&B Guarantor each covenants and agrees as follows:

                                   AGREEMENT:

         1. Agreement Among Guarantors.
            --------------------------
The KDCH Guarantor, the DMB Guarantors and the A&B Guarantor agree among themselves that:

                  a. the KDCH Guarantor shall at all times remain fully liable for 100% of all payments required to be made to the Sureties under the Indemnity Agreement on account of the Premiums and/or any Loss, irrespective of the amounts actually paid by any of the Guarantors to the Sureties or of any amounts recovered by the Sureties from any of the Guarantors (subject to and except as provided otherwise in this Agreement); and

                  b. the DMB Guarantors and the A&B Guarantor shall each be proportionately liable (60% for the DMB Guarantors, 40% for the A&B Guarantor (respectively, a "Pro Rata Obligation")) for all payments required to be made to the Sureties under the Indemnity Agreement if KDCH fails to timely pay the same to Sureties, irrespective of the amounts actually paid by any of the Guarantors to the Sureties or of any amounts recovered by the Sureties from any of the Guarantors (subject to and except as provided otherwise in this Agreement).

The Guarantors desire through this Agreement to protect themselves against any event or circumstance which results in any Guarantor paying or becoming obligated to pay to the Sureties more than its respective Pro Rata Obligation in relation to the overall amounts paid or owed to the Sureties under the Indemnity Agreement.

         2. Payment to the Sureties.
            -----------------------
If demand is made by the Sureties upon any or all parties pursuant to the Indemnity Agreement, then subject to and except as otherwise provided in this
Agreement:

                  a. the KDCH Guarantor shall pay to the Sureties 100% of the aggregate amount being demanded by the Sureties within five (5) business days after any such demand; and

                  b. in the event that the KDCH Guarantor fails to pay such demand in its entirety within said 5-business day period, then the DMB Guarantors and the A&B Guarantor shall concurrently pay the aggregate amount so demanded in the following proportions: The DMB Guarantors shall pay for 60% of the total amount to be paid, and the A&B Guarantor shall pay for 40% of the total amount to be paid.

The foregoing obligations shall not preclude any party from negotiating with the Sureties in an attempt to reduce the payment to be made by such party, on the express and continuing conditions that such reduction does not result in any other party being required to pay more than such party would have been obligated to pay had such separate negotiation not occurred. In the event any of the parties is successful with such negotiation, the amount payable to the Sureties shall be reduced and each party shall pay only its Pro-Rata Obligation of the total reduced amount to be paid to the Sureties.

         3. Indemnification.
            ---------------
                  a. Subject to Section 2 above and Section 4 below, the KDCH Guarantor shall indemnify and hold harmless the DMB Guarantors and the A&B Guarantor to the extent that the DMB Guarantors and/or the A&B Guarantor pays any portion of the aggregate amounts owed by the Guarantors collectively to the Sureties as described in Section 2 above.

                  b. Subject to Section 2 above and Section 4 below, the DMB Guarantors shall indemnify and hold harmless the A&B Guarantor to the extent that the A&B Guarantor pays more than 40% of the aggregate amounts owed by the Guarantors collectively to the Sureties as described in Section 2 above.

                  c. Subject to Section 2 above and Section 4 below, the A&B Guarantor shall indemnify and hold harmless the DMB Guarantors to the extent that the DMB Guarantors pay more than 60% of the aggregate amounts owed by the Guarantors collectively to the Sureties as described in Section 2 above.

                  d. Any amounts payable by the KDCH Guarantor, the DMB Guarantors or the A&B Guarantor to any other party pursuant to this Section 3 shall be paid within ten (10) business days after the delivery of written demand therefor by such other party. Any party making any payment directly to the Sureties pursuant to this Section 3 shall send proof of such payment to the other parties. Any payment not made within said ten (10) business day period shall bear interest at the rate of 15% per annum, accruing from the date of demand until the date paid.

         4. Excluded Obligations.
            --------------------
The obligations of the parties under Section 3 above shall be subject to the following: In no event shall any party be liable for any liability to the Sureties resulting from any breach by any of the other parties under the Indemnity Agreement.

         5. Term of Agreement.
            -----------------
This Agreement shall continue in force so long as the Indemnity Agreement remains in existence and any Bonds issued pursuant thereto have not been fully discharged.

         6. Joint and Several Liability of the DMB Guarantors.
            -------------------------------------------------
The obligations of each of the DMB Guarantors hereunder shall be joint and several.

         7. Hawaii Law.
            ----------
This Agreement shall be governed by and construed under the laws of the State of Hawaii.

         8. No Waiver.
            ---------
The waiver by one party of the performance of any condition or promise shall not be considered a waiver by such party of any other condition or promise under this Agreement. The waiver by any party of the time for performing any act shall not constitute a waiver of the time for performing any other act or the same act required to be performed at a later time.

         9. Attorneys' Fees.
            ---------------
The prevailing party in any action brought by one party against another shall be entitled to recover all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party in enforcing any of the terms and provisions of this Agreement.

         10. Interpretation of Agreement.
             ---------------------------
This Agreement has been reviewed by counsel to each of the parties. No negotiations concerning or modifications made to prior drafts of this Agreement shall be construed in any manner to limit, reduce or impair the rights, remedies, duties and obligations of the parties under this Agreement or to restrict or expand the meaning of any of the provisions of this Agreement or to construe any of the provisions of this Agreement in any party's favor.

         11. Partial Invalidity.
             ------------------
If any provision hereof is held invalid or not enforceable to its fullest extent, such provision shall be enforced to the extent permitted by law, and the validity of the remaining provisions hereof shall not be affected thereby.

         12. Assignees.
             ---------
This Agreement shall be binding upon and inure to the benefit of the KDCH Guarantor, the DMB Guarantors, and the A&B Guarantor and each of their respective successors and assigns; provided that no such assignment shall relieve any party of any liability under this Agreement.

         13. Amendments.
             ----------
No amendment to this Agreement shall be valid unless made in writing and signed by or on behalf of the KDCH Guarantor, the DMB Guarantors, and the A&B Guarantor.

         14. Counterparts.
             ------------
This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

         15. Notices.
             -------
All notices, requests, demands or documents which are required or permitted to be given or served hereunder shall be in writing and sent by registered or certified mail, postage prepaid, or by courier service, addressed as stated next to the signature of each party below. Such addresses may be changed from time to time by the addressee by serving notice as heretofore provided. Service of such notice or demand shall be deemed complete on the date of actual delivery (or on the date of attempted delivery if undeliverable or if delivery is refused).

                     [SIGNATURES APPEAR ON FOLLOWING PAGES]

         IN WITNESS WHEREOF, the KDCH Guarantor, the DMB Guarantors, and the A&B Guarantor have executed this Agreement as of the day and year first above written.

KDCH Guarantor:                KUKUI`ULA DEVELOPMENT COMPANY
                               (HAWAII), LLC, a Hawaii limited liability company

                               BY: DMB KUKUI`ULA LLC,
                                   an Arizona limited liability company
                                   Its Managing Member

                                   BY: DMB COMMUNITIES II LLC,
                                       an Arizona limited liability company
                                       Its Sole member

                                       BY: DMB ASSOCIATES, INC.,
                                           an Arizona corporation
                                           Its Manager


                                           By /s/ A. Beams
                                              ---------------------------------
                                              Name: Andrew Beams
                                                    ---------------------------
                                              Title: Vice President
                                                     --------------------------

                               Address for Notices:

                               7600 East Doubletree Ranch Road
                               Scottsdale, Arizona 85258
                               Attn: General Counsel
                               Fax No. (480) 367-9788

DMB Guarantors:

     DMB Kukui`ula:            DMB KUKUI`ULA LLC,
                               an Arizona limited liability company

                               BY: DMB COMMUNITIES II LLC,
                                   an Arizona limited liability company
                                   Its Sole member

                                   BY: DMB ASSOCIATES, INC.,
                                       an Arizona corporation
                                       Its Manager


                                       By /s/ A. Beams
                                          -------------------------------------
                                          Name: Andrew Beams
                                                -------------------------------
                                          Title: Vice President
                                                 ------------------------------

                               Address for Notices:

                               7600 East Doubletree Ranch Road
                               Scottsdale, Arizona 85258
                               Attn: General Counsel
                               Fax No. (480) 367-9788


     DMB Communities:          DMB COMMUNITIES, LLC,
                               an Arizona limited liability company

                               BY: DMB ASSOCIATES, INC.,
                               an Arizona corporation
                               Its Manager


                                   By /s/ Mary S. Alexander
                                      -----------------------------------------
                                      Name: Mary S. Alexander
                                            -----------------------------------
                                      Title: Vice President
                                             ----------------------------------

                               Address for Notices:

                               7600 East Doubletree Ranch Road
                               Scottsdale, Arizona 85258
                               Attn: General Counsel
                               Fax No. (480) 367-9788

A&B Guarantor:                 ALEXANDER & BALDWIN, INC.,
                               a Hawaii corporation


                               By /s/ Nelson N. S. Chun
                                  ---------------------------------------------
                                 Name: Nelson N. S. Chun
                                       ----------------------------------------
                                 Title: Senior Vice President
                                        ---------------------------------------


                               By /s/ Alyson J. Nakamura
                                 ----------------------------------------------
                                 Name: Alyson J. Nakamura
                                       ----------------------------------------
                                 Title: Secretary
                                        ---------------------------------------

                               Address for Notices:

                               822 Bishop Street
                               Honolulu, Hawaii 96813
                               Attn:  Chief Legal Officer
                               Fax No. (808) 525-6678